UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 8, 2018
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective February 8, 2018, the Board of Directors (the “Board”) of Huron Consulting Group Inc. (“Huron” or the “Company”) elected Hugh E. Sawyer as a Class II director of Huron, to serve until the May 2018 Annual Meeting of stockholders of Huron (the "2018 Annual Meeting"). Mr. Sawyer will stand for re-election at the 2018 Annual Meeting.
Since April 2017, Mr. Sawyer has served as the President and Chief Executive Officer, as well as a director, of Regis Corporation ("Regis"), a company that owns, franchises and operates beauty salons worldwide. Prior to that, Mr. Sawyer served as a managing director at Huron. Mr. Sawyer also serves as a member of the board of directors of JHT Holdings, Inc.
The Company has provided general business advisory and transaction advisory services to Regis beginning in 2016. The aggregate fees received by the Company from Regis were $5.6 million in 2017, and $11,000 in 2018 (through January 31, 2018).
As a director of the Company, Mr. Sawyer will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s 2017 Annual Proxy Statement filed with the Securities and Exchange Commission on March 27, 2017. This compensation generally consists of an annual cash retainer in the amount of $60,000, $1,000 for each meeting of the Board or any committee of the Board that he attends, and an annual grant of restricted stock on the date of the Company’s annual meeting with a value of $170,000. Mr. Sawyer’s initial cash retainer will be prorated to reflect his appointment date. On March 1, 2018, Mr. Sawyer will receive a new director restricted stock award having a value equal to $200,000, vesting ratably over the following 12 calendar quarters beginning April 1, 2018. Mr. Sawyer will not receive an annual grant of restricted stock until the 2018 Annual Meeting provided he is re-elected to the Board at that time.
There are no arrangements or understandings between Mr. Sawyer and any other persons pursuant to which he was elected as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	February 13, 2018	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer